UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2021
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2021, The Hershey Company (the "Company") held its 2021 Annual Meeting of Stockholders via live webcast. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	707,209,978	2,280,688	16,595,947
James W. Brown	707,425,417	2,065,249	16,595,947
Michele G. Buck	699,777,059	9,713,607	16,595,947
Mary Kay Haben	705,190,317	4,300,349	16,595,947
James C. Katzman	707,736,129	1,754,537	16,595,947
M. Diane Koken	708,199,979	1,290,687	16,595,947
Robert M. Malcolm	708,437,750	1,052,916	16,595,947
Anthony J. Palmer	707,866,222	1,624,444	16,595,947
Juan R. Perez	708,690,810	799,856	16,595,947
Wendy L. Schoppert	708,185,575	1,305,091	16,595,947

Holders of the Company's Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor L. Crawford	102,198,279	1,171,547	16,595,947
Robert M. Dutkowsky	97,444,487	5,925,339	16,595,947

Proposal No. 2 — Ratification of Appointment of Independent Auditors

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2021, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
725,254,397	599,517	232,699

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company's named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
698,420,131	10,503,421	567,114	16,595,947

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 19, 2021	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)